Exhibit 10.1

Execution Version

FIRST AMENDMENT TO 364-DAY CREDIT AGREEMENT

THIS FIRST AMENDMENT TO 364-DAY CREDIT AGREEMENT (this “Amendment”), dated as of October 20 2016 (the “First Amendment Effective Date”), is entered into by and among MAGELLAN MIDSTREAM PARTNERS, L.P., a Delaware limited partnership (the “Borrower”), each of the Lenders party hereto (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (the “Administrative Agent”).

PRELIMINARY STATEMENT

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain 364-Day Credit Agreement dated as of October 27, 2015 (as hereby amended and as from time to time further amended, modified, supplemented, restated or amended and restated, the “Credit Agreement”), pursuant to which the Lenders agreed to make available to the Borrower a revolving credit facility; and

WHEREAS, the Borrower has now asked the Administrative Agent and the Lenders to amend certain provisions of the Credit Agreement; and

WHEREAS, the Administrative Agent and Lenders are willing to do so subject to the terms and conditions set forth herein, provided that the Borrower ratify and confirm all of its obligations under the Credit Agreement and the other Loan Documents;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.    Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2.    Amendments to Section 1.01.

(a)    Section 1.01 of the Credit Agreement is hereby amended to restate the definitions of “Maturity Date”, “Term Loan Maturity Date” and “Wells Fargo Fee Letter” in their entirety as follows:

“Maturity Date” means the earlier of (x) the later of (i) the date that is 364 days after the First Amendment Effective Date and (ii) the Term Loan Maturity Date, if applicable, and (y) the date which is the effective date of any other termination (other than a termination of the Commitments in connection with the Borrower’s exercise of the Term-Out option), cancellation or acceleration of all Commitments hereunder in accordance with the terms hereof.

“Term Loan Maturity Date” means, if the Borrower has elected the Term-Out option in accordance with Section 2.20, the date that is two years and 364 days after the First Amendment Effective Date.

“Wells Fargo Fee Letter” means the letter agreement dated September 26, 2016, between the Borrower, the Administrative Agent and Wells Fargo Securities, LLC pertaining to certain fees payable to the Administrative Agent and to Wells Fargo Securities, LLC.

(b)    Section 1.01 of the Credit Agreement is hereby amended to delete the word “or” immediately before clause (d) of the definition of “Defaulting Lender” and to add the word “or” and the following new clause (e) to the definition of “Defaulting Lender” immediately after clause (d) thereof and before the provisos set forth therein:

“(e) has become the subject of a Bail-In Action”.

(c)    Section 1.01 of the Credit Agreement is hereby amended to add the following new definitions of “Bail-In Action”, “Bail-In Legislation”, “EEA Financial Institution”, “EEA Member Country”, “EEA Resolution Authority”, “EU Bail-In Legislation Schedule”, “First Amendment Effective Date” and “Write-Down and Conversion Powers” in proper alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“First Amendment Effective Date” means October 20, 2016.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

3.    Amendment to Article IX. Article IX of the Credit Agreement is hereby amended to add the following new Section 9.18 to the end of said Article:

“Section 9.18    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)    the effects of any Bail-in Action on any such liability, including, if applicable:

(i)    a reduction in full or in part or cancellation of any such liability;

(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.”

4.    Conditions Precedent. This Amendment shall be effective on the First Amendment Effective Date upon satisfaction of the following conditions:

(a)    No Default or Event of Default shall have occurred and be continuing.

(b)    No Material Adverse Effect shall have occurred since December 31, 2015.

(c)    The Administrative Agent (or its counsel) shall have received from each party hereof, a counterpart of this Amendment signed on behalf of such party.

(d)    The Administrative Agent shall have received a customary written opinion (addressed to the Administrative Agent and the Lenders and dated the First Amendment Effective Date) of Latham & Watkins LLP, counsel for the Borrower and covering such matters relating to the Borrower and this Amendment as the Required Lenders shall reasonably request. The Borrower hereby requests such counsel to deliver such opinion.

(e)    The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower and the General Partner, the authorization of this Amendment and any other legal matters relating to the Borrower and the General Partner or this Amendment, all in form and substance satisfactory to the Administrative Agent and its counsel.

(f)    The Administrative Agent and Wells Fargo Securities, LLC shall have received (i) all fees, including all fees payable to the Lenders and (ii) other amounts due and payable on or prior to the First Amendment Effective Date, to the extent invoiced at least two Business Days prior to the First Amendment Effective Date, required to be reimbursed or paid by the Borrower hereunder.

(g)    All governmental and third party approvals necessary in connection with the financing contemplated hereby shall have been obtained and be in full force and effect.

(h)    The aggregate amount of the Lenders’ Commitments is $250,000,000 on the First Amendment Effective Date.

5.    Ratification. The Borrower hereby ratifies all of its Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment. Nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is the Borrower released from any covenant, warranty or obligation created by or contained herein or therein.

6.    Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Administrative Agent that (a) this Amendment has been duly executed and delivered on behalf of the Borrower, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date, except to the extent any such representation and warranty is stated to relate to an earlier date in which case such representation and warranty was true and correct on and as such earlier date; provided, that the aforementioned materiality qualifier shall not apply to the extent any representations and warranties contain a materiality qualifier within such representation and warranty, (d) no Default or Event of Default exists and (e) the execution, delivery and performance of this Amendment has been duly authorized by the Borrower.

7.    Indemnity. The Borrower hereby ratifies the indemnification provisions contained in the Loan Documents, including, without limitation, Section 9.03 of the Credit Agreement, and agrees that this Amendment and losses, claims, damages and expenses related thereto shall be covered by such indemnities.

8.    Counterparts. This Amendment may be signed in any number of counterparts, which may be delivered in original, facsimile or electronic form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

9.    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

10.    Amendment is a Loan Document; References to Credit Agreement. This Amendment is a Loan Document, as defined in the Credit Agreement. All references in the Credit Agreement to “this Agreement” shall mean the Credit Agreement as amended by this Amendment.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

BORROWER:

MAGELLAN MIDSTREAM PARTNERS, L.P.,
a Delaware limited partnership

By:	Magellan GP, LLC, its general partner and
a Delaware limited liability company

	By:	/s/ Jeff Holman
	Name:	Jeff Holman
	Title:	VP, Treasurer & Controller

Signature Page to First Amendment to 364-Day Credit Agreement

ADMINISTRATIVE AGENT AND LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Nathan Starr
Name:	Nathan Starr
Title:	Vice President

Signature Page to First Amendment to 364-Day Credit Agreement

LENDER:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Anca Loghin
Name:	Anca Loghin
Title:	Authorized Officer

Signature Page to First Amendment to 364-Day Credit Agreement

LENDER:

SUNTRUST BANK

By:	/s/ Carmen Malizia
Name:	Carmen Malizia
Title:	Director

Signature Page to First Amendment to 364-Day Credit Agreement

LENDER:

BARCLAYS BANK PLC

By:	/s/ Christopher Aitkin
Name:	Christopher Aitkin
Title:	Assistant Vice President

Signature Page to First Amendment to 364-Day Credit Agreement

LENDER:

CITIBANK, N.A.

By:	/s/ Gabriel Juarez
Name:	Gabriel Juarez
Title:	Vice President

Signature Page to First Amendment to 364-Day Credit Agreement

LENDER:

MIZUHO BANK, LTD.

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

Signature Page to First Amendment to 364-Day Credit Agreement

LENDER:

PNC BANK NATIONAL ASSOCIATION

By:	/s/ Stephen Monto
Name:	Stephen Monto
Title:	VP

Signature Page to First Amendment to 364-Day Credit Agreement

LENDER:

ROYAL BANK OF CANADA

By:	/s/ Evans Swann Jr.
Name:	Evans Swann Jr.
Title:	Authorized Signatory

Signature Page to First Amendment to 364-Day Credit Agreement

LENDER:

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Katsuyuki Kubo
Name:	Katsuyuki Kubo
Title:	Managing Director

Signature Page to First Amendment to 364-Day Credit Agreement

LENDER:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Patrick Jeffrey
Name:	Patrick Jeffrey
Title:	Vice President

Signature Page to First Amendment to 364-Day Credit Agreement